QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 2, 2001 relating to the financial statements of CTN Media Group, Inc., which appears in CTN Media Group, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 2000.

PricewaterhouseCoopers LLP

Atlanta, Georgia
August 10, 2001

QuickLinks

EXHIBIT 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS